SCHEDULE 14A
                           (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                     SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.     )



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Check the appropriate box:
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                    Ultradata Systems, Incorporated
__________________________________________________________________________
         (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------
   (Name of Person Filing Proxy Statement, if Other Than the Registrant)

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                                 PROXY

                    ULTRADATA SYSTEMS, INCORPORATED

                   SOLICITED BY THE BOARD OF DIRECTORS

For use at the November 7, 2001 Annual Meeting

     The undersigned hereby appoints Monte Ross and Ernest Clarke as Proxies and each with power of substitution, who shall be present at the meeting to vote all of the shares of the undersigned as follows:

(1)  ELECTION OF DIRECTORS

 _____     FOR all nominees listed      _____      WITHHOLD AUTHORITY
           below (except as indicated              to vote for all nominees
           to the contrary below)                  isted below

Nominees: Monte Ross, Mark L. Peterson, Ernest Clarke, Donald E. Rattner,
          H. Krollfeifer, Jr.

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

     ____________________________________________________________________

(2) PROPOSAL TO RATIFY THE APPOINTMENT OF WEINBERG & COMPANY, P.A. TO EXAMINE THE COMPANY'S ACCOUNTS FOR THE YEAR 2001.

     /  /   FOR          /  /   AGAINST         /  /   ABSTAIN

and in their discretion upon such other business as may be properly brought before the Annual Meeting of Stockholders of ULTRADATA SYSTEMS, INCORPORATED to be held at the Holiday Inn - Westport, 1973 Craigshire Drive, St. Louis, MO on November 7, 2001 at 10:00 a.m. local time, and any adjournments thereof. This proxy revokes all prior proxies given by the undersigned.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Date:_________________________

Signature:____________________

Print Name:___________________


Signature:____________________
(if jointly held)

IMPORTANT: Please sign exactly as name appears here. Joint owners should both sign. When signing as executor, trustee, guardian, attorney or officer of a corporation, give title as such. If a partnership, please sign in partnership name.

PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.

                  ULTRADATA SYSTEMS, INCORPORATED
                    9375 Dielmann Industrial Drive
                         St. Louis, MO 63132

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON NOVEMBER 7, 2001

     The Annual Meeting of the Shareholders of Ultradata Systems,
Incorporated ("Ultradata") will be held on November 7, 2001 at the Holiday Inn
- Westport, located at 1973 Craigshire Drive, St. Louis, Missouri at 10:00 A.M., local time, for the following purposes:

   (1) To elect five directors of Ultradata to serve until the next annual meeting of shareholders and until their successors are elected and qualify;

   (2) To ratify the appointment of Weinberg & Company, P.A. as Ultradata's independent certified public accountants for the fiscal year ending December 31, 2001; and

   (3) To transact such other business as may properly come before the meeting.

   Stockholders of record as of the close of business on September 28, 2001 will be entitled to vote at the meeting.

   Enclosed is Ultradata's 2000 Annual Report, along with a proxy statement and form of proxy. Shareholders who do not expect to attend the Annual Meeting are requested to sign and return the proxy in the enclosed envelope.

   By Order of the Board of Directors

   MARK L. PETERSON,
   Secretary

   October 5, 2001

                     ULTRADATA SYSTEMS, INCORPORATED
                       9375 Dielmann Industrial Drive
                            St. Louis, MO 63132

                              PROXY STATEMENT

     This Proxy Statement is furnished to shareholders of ULTRADATA SYSTEMS, INCORPORATED ("Ultradata") in connection with the solicitation by the Board of Directors of proxies to be used at the 2001 Annual Meeting of the Shareholders of Ultradata. This notice of Annual Meeting and Proxy Statement, the accompanying proxy card and Ultradata's Annual Report to Shareholders for 2000 have been mailed to the shareholders on or after October 5, 2001 for the purpose set forth in the notice of the Annual Meeting.

     If the enclosed form of proxy is executed and returned, it may neverthe-less be revoked at any time up until the time when it is voted by the Proxy Committee. The proxy may be revoked by sending written revocation to the Proxy Committee (c/o Ultradata) or by making a proxy bearing a later date or by appearing and voting at the Annual Meeting. The proxy is in ballot form and each shareholder may indicate approval or disapproval as to the proposals identified in the proxy and accompanying Notice of Annual Meeting and as set forth and discussed in this Proxy Statement. The proposals will be presented by the Board of Directors of Ultradata. Where a choice is specified with respect to a proposal, the shares represented by the proxy will be voted in accordance with the specification made. Where a choice is not so specified, the shares represented by the proxy will be voted in favor of the proposal. The Proxy Committee appointed by the Board of Directors consists of Monte Ross and Ernest Clarke.

                     VOTING SECURITIES OUTSTANDING

     Stockholders of record entitled to vote will be determined as of the close of business on September 28, 2001. At that date, there were outstanding and entitled to vote 3,249,533 shares of common stock of Ultradata (constituting the only class of stock entitled to vote at the meeting). Each share of common stock entitles the holder thereof to one vote.

     The following table sets forth the beneficial ownership of outstanding shares of common stock of Ultradata as of September 28, 2001 by any person who, to the knowledge of Ultradata, owns beneficially more than 5% of the outstanding common stock, by each director and nominee for director, by Ultradata's Chief Executive Officer, and by the directors and officers of Ultradata as a group. None of the persons identified below owns any securities of Ultradata other than the common stock listed below:

Name and                 Amount and
Address of               Nature of               Percentage
Beneficial               Beneficial              of Outstanding
Owner (1)                Ownership               Shares(8)
-------------------------------------------------------------------
Monte Ross               434,500(2)               13.18%

Ernest Clarke            169,352(3)                5.20%

Mark L. Peterson         162,282(4)                4.95%

Donald E. Rattner         29,000                   0.90%

H. Krollfeifer, Jr.       10,000                   0.31%

All officers and         843,373(5)               24.3%
 directors as a group
 (6 persons)

BH Capital Investments,  259,470(6)                7.39%
 L.P.
175 Bloor St. East,
7th Floor
Toronto, Ontario
Canada M4W3R8

Excalibur Limited Partnership 259,470(6)             7.39%
33 Prince Arthur Avenue
Toronto, Ontario
Canada M5R1B2

Influence Incubator, L.L.C.300,000(7)   8.59%
9666 Olive Street Road
St. Louis, Missouri   63132


(1) Except as otherwise noted, the address of each of these sharehold ers is c/o Ultradata Systems, Incorporated, 9375 Dielman Indus trial Drive, St. Louis, Missouri 63132.
(2) Includes 224,000 shares owned by Monte Ross, 100,000 shares owned by Harriet Ross, and 30,000 shares owned by the Monte Ross and Harriet J. Ross Living Trust. Mr. Ross and his wife share invest ment control over the trust; they may revoke it or amend it at will; and they receive all income from the trust during the life of either of them. Also includes options to purchase 80,500 shares.
(3)       Includes options to purchase 38,500 shares.
(4) Includes 91,964 shares owned by the Mark L. Peterson and Ryia Peterson Living Trust and 8,318 owned by Ryia Peterson. Mr. Peterson and his wife share investment control over the trust;
          they may revoke it or amend it at will; and they receive all income from the trust during the life of either of them. Also includes options to purchase 62,000 shares.
(5)       Includes options to purchase 211,000 shares.
(6) Represents for each shareholder: (a) the number of shares of common stock into which the Convertible Promissory Note held by that shareholder could have been converted on the Record Date, which is one-half of 20% of the trading volume for the preceding
          66 trading days, plus (b) warrants to purchase 239,253 shares of Common Stock. The note holders will be able to convert the Convertible Promissory Notes into a greater or lesser number of shares as the trading volume increases and decreases, but subject to a limit that on conversion of Notes and exercise of warrants each note holder may not acquire more than 9.99% of the outstanding common stock. The limit may be waived by the note holder on 75 days notice to Ultradata.
(7)       Represents options to purchase 300,000 shares.
(8) In determining the percentage of outstanding shares, all currently convertible securities and all currently exercisable options owned by the shareholder or group are treated as having been converted or exercised.

                               ELECTION OF DIRECTORS
                            (Item #1 on the Proxy Card)

     The Proxy Committee intends to vote for the election of the five nominees listed below, unless otherwise instructed by the shareholders on the proxy card. These nominees have been selected by the Board of Directors. Those who are elected to serve as Directors will hold office until the Annual Meeting to be held in 2002 and until their respective successors are elected and qualify. Management has no reason to expect that any of the nominees will fail to be a candidate at the meeting and, therefore, does not at this time have in mind any substitute for any nominee. In the event that any nominee for director should become unavailable to serve, the Proxy Committee will vote for any substitute nominee or nominees as may be determined by the Board of Directors.

     In accordance with the laws of the State of Delaware and Ultradata's Certificate of Incorporation, the election of directors requires a plurality of the votes cast. Proxies and ballots marked "FOR all nominees," "WITHHOLD AUTHORITY to vote for all nominees," or specifying that votes be withheld for one or more designated nominees, or which are executed without specification of a choice (in which case they will be voted for all nominees), are counted to determine the total number of votes cast. Broker non-votes are not counted.




Nominees for Election as Directors:

     Monte Ross founded Ultradata in 1986 and has served as its Chief Executive Officer and Chairman since inception. He also served as President until April 2001. For over 20 years prior to founding Ultradata, Mr. Ross was employed by McDonnell Douglas Corporation in a variety of positions. When he left McDonnell Douglas, Mr. Ross was Director of Laser Systems, responsible for the group of approximately 400 employees, which developed the first laser space communication system and first space laser radar. Mr. Ross is a Fellow of the Institute of Electrical and Electronic Engineers and the past President of the International Laser Communication Society. Mr. Ross was awarded a Master of Science degree in Electrical Engineering by Northwestern University in 1962. He is the father-in-law of Mark L. Peterson, our Vice President-Engineering. Mr. Ross is 69.

     Ernest Clarke has served as our President since April 2001. From June 1999 until April 2001 Mr. Clarke had served as our Vice President and Control ler. From August 1990 to June 1999 he was Vice President - Government Programs. For over 20 years prior to joining Ultradata, Mr. Clarke was employed by McDonnell Douglas Corporation in a variety of positions. When he left McDonnell Douglas, Mr. Clarke was its Laser Product Development Manager with responsibility to supervise over 40 engineers. Mr. Clarke was awarded a Master of Science degree in Electrical Engineering by Stanford University in 1966. He is 61.

     Mark L. Peterson has served as our Vice President of Engineering since 1988. He is responsible for the design of Ultradata's hand-held products. During the four years prior to joining Ultradata, Mr. Peterson was employed by McDonnell Douglas Corporation as an electronics engineer for fiber optic products and satellite laser cross-link programs. Mr. Peterson was awarded a Master of Science degree in Electrical Engineering by Washington University in 1980. He is the son-in-law of Monte Ross. Mr. Peterson is 44.

     Donald E. Rattner is a member/partner in BrookWeiner, LLC, a Chicago-based accounting firm, and a member of the American Institute of Certified Public Accountants and the Illinois CPA Society. He has served on the boards of several corporations. Mr. Rattner is 69.

     H. Krollfeifer, Jr. is retired after 35 years in the equipment leasing and financing industry. Mr. Krollfeifer has a degree in accounting and finance, was employed for two years as a public accountant, and taught intermediate accounting at the college level for five years. Since 1986, Mr. Krollfeifer has worked closely with The American Association of Equipment Lessors (AAEL), an industry trade group for which he served as a speaker, lecturer, and teacher in various educational programs. That organization evolved into The Equipment Leasing Association of America (ELA), and Mr. Krollfeifer has served on its training faculty on a part-time basis since January 2000. He is 62.


Executive Officers

     Duane Crofts is the only executive officer of Ultradata who is not a nominee for the Board of Directors. Mr. Crofts, who is Ultradata's Vice President for Advanced Products, is 64.

Employment Agreements

     Messrs. Ross, Clarke and Peterson have had individual employment agreements with Ultradata since September 1, 1994. Except as noted herein, the terms of the employment agreements are substantially identical. The agreements terminate on October 31, 2003. The agreements provide for base salaries, which are adjusted annually by the Board of Directors. If the majority of the Board cannot agree as to a level of salary adjustment, the salary will increase by 10% for Mr. Clarke and Mr. Peterson and 5% for Mr. Ross. The employment agreements restrict each officer from competing with Ultradata for one year after the termination of his employment unless that employee establishes that his employment by a competitor will not involve the use of any information considered confidential by Ultradata.

Executive Compensation

                     Annual Compensation     Long-Term Compensation
                      Year      Salary         Other(2)  Options
------------------------------------------------------------------------
Monte Ross, CEO(1)    2000     $156,278      $ 6,000       7,000
                      1999     $142,588      $ 6,000      10,000
                      1998     $154,999      $ 6,000       6,000
_________________________________

  (1) Mr. Ross is the only officer of Ultradata whose total salary and bonus for 2000 exceeded $100,000.
  (2) Represents the premium paid for an insurance policy on Mr. Ross's life, the beneficiary of which is Mr. Ross's estate.



                    Option Grants in the Last Fiscal Year


                        Percent                          Potential
                        of total                         realizable
             Number of  options                          value at
             securities granted to                       assumed annual
             underlying employees  Exercise              rates of
             option     in fiscal  Price      Expiration appreciation of
Name         granted    year       ($/share)  Date       for option term
                                                           5%      10%
-----------------------------------------------------------------------
Monte Ross   7,000      22%        $1.50     12/31/05  $ 5,526  $12,210





                    Aggregated Fiscal Year-End Option Values

                    Number of Shares                    Value of Unexercised
                    Underlying Unexercised              In-the-Money Options
Name                Options at December 31, 2000        at December 31, 2000
-----------------------------------------------------------------------------
Monte Ross          80,500 exercisable                   Not Applicable

Committees, Meetings and Compensation of the Board of Directors

     Ultradata's Board of Directors has a standing Audit Committee. The members of the Board who serve on the Audit Committee are Donald Rattner and
H. Krollfeifer, Jr. The Committee met once during 2000. Ultradata has no Nominating Committee or Compensation Committee.

     The Board of Directors met five times during 2000. No director failed to attend at least 75% of the meetings. The Directors of Ultradata who are not officers receive $500 per meeting and are reimbursed for out-of-pocket expenses incurred on Ultradata's behalf.

Audit Committee Report

     The Audit Committee of the Board of Directors currently consists of Donald E. Rattner and H. Krollfeifer, Jr. The members of the Audit Committee are "independent" directors, as defined in the Marketplace Rules of The Nasdaq Stock Market. The Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is attached to this proxy statement as Appendix A. The Committee reviews and assesses the adequacy of the charter on an annual basis.

     Ultradata's management is responsible for the preparation and integrity of the company's financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting practices and policies as well as internal controls and procedures designed to provide reasonable assurance that Ultradata is in compliance with accounting standards and applicable laws and regulations. The Board of Directors is responsible for overseeing Ultradata's accounting, auditing and financial reporting practices and policies. The function of the Audit Committee is to assist the Board in fulfilling its oversight responsibility.

     In connection with Ultradata's financial reporting for the year ended December 31, 2000, the Audit Committee:

     * Reviewed and discussed the audited financial statements with management and with Weinberg & Company, P.A., Ultradata's independent public accountants;


     * Discussed with Weinberg & Company the matters required to be discussed by Statement on Accounting Standards No. 61 relating to the conduct of the audit; and

     * Received the written disclosures and the letter from Weinberg & Company regarding its independence required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee also discussed with the independent auditor that firm's independence.

     Based on the foregoing review and discussions, the Audit Committee recommended to the Board that Ultradata's audited financial statements for the year ended December 31, 2000 be included in the company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for that year.

     From the members of the Audit Committee:

     Donald E. Rattner
     H. Krollfeifer, Jr.

Compliance With Section 16(a) Of The Exchange Act

     None of the directors, officers or beneficial owners of more than 10% of Ultradata's common stock failed to file on a timely basis reports required during 2000 by Section 16(a) of the Exchange Act.

                  RATIFICATION OF APPOINTMENT OF AUDITORS
                        (Item #2 on the Proxy Card)

     Subject to Shareholder ratification, the Board of Directors, upon the recommendation of the Audit Committee, has reappointed Weinberg & Company, P.A. as Ultradata's independent auditors for the fiscal year ending December 31, 2001. Weinberg & Company, P.A. also served as Ultradata's auditors for the year ended December 31, 2000. The Board of Directors recommends a vote for the ratification of the selection of Weinberg & Company, P.A.

     Shareholder ratification of the appointment of Weinberg & Company, P.A. is not required by the bylaws or otherwise. If the shareholders do not ratify the appointment of Weinberg & Company, P.A., the Board of Directors will consider whether to retain that firm for the year ending December 31, 2001.

     Representatives of Weinberg & Company, P.A. are not expected to be present at the Annual Meeting.


Fees Paid to Weinberg & Company

     Weinberg & Company, P.A. was retained by Ultradata in April, 2001. Accordingly, Ultradata did not pay any fee to Weinberg & Company, P.A. for services in or relating to the year ended December 31, 2000, except as follows:

     Audit Fees.......................................$56,000.

Change in Our Certifying Accountant

     On April 6, 2001, BDO Seidman, LLP, Ultradata's principal independent accountant, resigned from its engagement to audit Ultradata's financial statements for the year ended December 31, 2000. The report of BDO Seidman on Ultradata's financial statements for the year ended December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     Ultradata and BDO Seidman have not, in connection with the audits of Ultradata's financial statements for the years ended December 31, 2000 or December 31, 1999, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to BDO Seidman's satisfaction, would have caused BDO Seidman to make reference to the subject matter of the disagreement in connection with its reports.

     During the audit of Ultradata's financial statements for the year 2000, BDO Seidman informed the Audit Committee of Ultradata's Board of Directors that information had come to its attention which it believed indicated that members of Ultradata's management, including its Chief Executive Officer, had attempted to mislead one of Ultradata's customers. Based on that information, BDO Seidman orally advised the Audit Committee that it was unwilling to rely on the representations of Ultradata's Chief Executive Officer.

     On April 5, 2001, Ultradata's Board of Directors met to review the evidence regarding the conduct of its Chief Executive Officer and to consider BDO Seidman's statement that it could not rely on the Chief Executive Offi cer's representations. As a result of that review, the Board of Directors adopted a number of internal controls procedures, including the preparation of a code of business ethics, the appointment of an ombudsman to facilitate implementation of the code of business ethics, and the separation of the office of Chief Executive Officer from the office of President. The Board determined, however, that further remedial action was not warranted by the facts presented, having concluded (1) that there has never been an allegation of wrongdoing by the Chief Executive Officer other than this one event; (2) that the type of conduct in which the Chief Executive Officer engaged was not uncommon in wholesale marketing, and (3) that the customer which was the subject of this event had been fully informed of the relevant facts in writing on two occasions and had stated its intent to remain a customer of Ultradata. On April 6, 2001, Ultradata reported to BDO Seidman the actions taken by the Board of Directors, and BDO Seidman resigned from its engagement.

     On February 9, 2001, BDO Seidman orally advised the Audit Committee that it would require Ultradata's management to make representations that would support a determination that Ultradata is able to continue as a going concern. Because BDO Seidman subsequently determined that it was unwilling to rely on management's representations, there was no determination made as to Ultradata's ability to continue as a going concern. At no time did BDO Seidman advise the Audit Committee that it was likely to modify its opinion to reflect substantial doubt as to Ultradata's ability to continue as a going concern.

     In a report to the Board of Directors dated April 29, 2000, BDO Seidman advised the Board that Ultradata personnel had not received sufficient training regarding accounting issues or SEC reporting, as a result of which said personnel were unable to provide the information necessary to adequately determine the proper accounting on a timely basis. In response to this advice and after further discussion with BDO Seidman, Ultradata retained a consultant to assist in preparation of its reports to the SEC.

     In the same report dated April 29, 2000, BDO Seidman advised the Board that Ultradata did not perform certain quarter-end and year-end closing procedures necessary to insure the accuracy of its general ledger, including the coordination of the receipt of audited financial statements from Ultradata's significant equity investees. In response to this advice, Ultradata's one remaining significant equity investee has accelerated the preparation of its audited financial statements.

     In a letter to the Audit Committee of Ultradata's Board of Directors dated July 31, 2000, BDO Seidman advised that Ultradata's procedures in the first quarter of 2000 with respect to incorporation of financial information from a significant equity investee into Ultradata's quarterly report had been inadequate. In response to this advice, Ultradata filed an amendment to the quarterly report.

     Ultradata has authorized BDO Seidman to respond fully to inquiries from the successor accountant concerning the subject matter discussed above.

     On April 12, 2001, Ultradata retained the firm of Weinberg & Company, P.A., C.P.A. to audit Ultradata's financial statements for the year ended December 31, 2000. At no time during the past two fiscal years or any subsequent period prior to the retention did Ultradata consult with Weinberg & Company, P.A., C.P.A. regarding either the application of accounting principles to a specified transaction or the type of audit opinion which might be rendered on Ultradata's financial statements or any matter of the sort described above with reference to BDO Seidman.


                          OTHER MATTERS

Transaction of Other Business.

     As of the date of this Proxy Statement, Management has no knowledge of any business which will be presented for consideration at the meeting other than that described above. Should any other matter come before the meeting, it is the intention of the Proxy Committee to vote such proxy in accordance with their best judgment.

Solicitation of Proxies

     The entire expense of preparing, assembling and mailing this Proxy Statement, the form of proxy and other material used in the solicitation of proxies will be paid by Ultradata. In addition to the solicitation of proxies by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and Ultradata will reimburse them for expenses in so doing. To the extent necessary in order to insure sufficient representation, officers and other regular employees of Ultradata, who will not be additionally compensated therefor, may request the return of proxies personally, by telephone or telegram. The extent to which this will be necessary depends on how promptly proxies are received, and shareholders are urged to send their proxies without delay.

          By Order of the Board of Directors

          MONTE ROSS
          Chairman of the Board
          St. Louis, Missouri

Dated:    October 5, 2001


                          *       *      *      *       *

                                                          Appendix A

                ULTRADATA SYSTEMS, INCORPORATED

                 Charter of the Audit Committee

I.        MISSION

The Audit Committee (the "Committee") is a standing committee of the Board of Directors. Its purpose is to assist the Board in fulfilling its oversight responsibilities. The Committee's primary responsibilities are to:

   * Monitor the integrity of Ultradata's financial reporting processes and systems of internal controls regarding finance, accounting, legal compliance, and information systems.

   * Monitor the independence and performance of Ultradata's independent accountants.

   * Provide direction and oversight in connection with the implementation of the Ultradata Code of Business Ethics.

   * Facilitate and maintain an open avenue of communications among the Board of Directors, Ultradata's executive officers, and the independent accountants.

II.       MEMBERSHIP

The Committee shall be comprised of two or more members of the Board of Directors who shall, individually and collectively, possess the qualifications prescribed by the NASDAQ Marketplace Rules. All members of the Committee will have a general understanding of basic finance and accounting practices, and at least one member must have accounting or related financial management expertise.

III.      MEETINGS

The Committee will meet (a) annually with the independent accountants and financial management of Ultradata to review the scope of the proposed external audit for the current year, and (b) annually, upon completion of the audit, with the Chief Financial Officer, the independent accountants, and such other members of management as the Committee deems appropriate. Additional meetings shall occur as circumstances dictate, and may be called by any member of the Audit Committee on reasonable notice to the other members. The Committee chairman shall approve an agenda in advance of each meeting.

IV.       DUTIES AND RESPONSIBILITIES

A.   Reviews and Procedures

   * Adopt a formal written charter that is approved by the Board of Directors. The charter will be reviewed as necessary, but at least biennially. The charter should be published at least every three years in accordance with Securities and Exchange Commission ("SEC") regulations.

   * Review and approve the annual audited financial statements prior to filing or distribution. The review should include discussion with management and the independent accountants of significant issues regarding accounting principles, practices, and judgments.

   * Review with management and the independent accountants any serious difficulties or disputes with management encountered by the independent accountants during the course of the audit, and any other matters relating to the conduct of the audit which are communicated to the Committee.

   * Prepare a report to shareholders, as required by SEC regulations, to be included in Ultradata's annual proxy statement.

   * Maintain minutes or other records of meetings and activities.

   * Keep the Board of Directors informed of the Committee's activities.

   * Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall have direct access to anyone employed by Ultradata or under its control, and shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

B.   Independent Accountants

   * Select and recommend independent accountants to the Board of Directors. When conditions warrant, approve discharge of independent accountants.

   * Approve fees to be paid to the independent accountants.

   * Review annually the performance of the independent accountants.

   * Ensure that a formal statement delineating all relationships between the independent accountants and Ultradata is received from the independent accountants annually. The Committee shall discuss with the independent accountants all significant relationships the accountants have with Ultradata to determine the accountants' independence.

C.   Internal Controls

   * Make inquiries of management and the independent accountants concerning the adequacy of Ultradata's system of internal controls.

   * Advise financial management and the independent accountants to discuss with the Committee their judgments about the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by Ultradata.

D.   Business Ethics and Conduct

   * Provide oversight to the implementation of Ultradata's Code of Business Ethics.

   * Require management to report on procedures that provide assurance that Ultradata's mission, values, and Code of Ethics are properly communicated to all employees on at least a biennial basis.

   * Review Ultradata's Securities Regulation and Accounting Compliance Procedures annually, and direct management to establish a system reasonably designed to assure compliance with the Procedures.

                          *       *      *      *       *

                                                                 Appendix B

April 17, 2001

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, DC 20549

Dear Sir or Madam:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on April 6, 2001 which has been filed April 13, 2001, by our former client Ultradata Systems, Inc. We agree with the statements made in response to that item insofar as they relate to our firm, except as follows:

We were advised by the Audit Committee of the results of an independent counsel's investigation undertaken to determine the legality of actions by management during a test marketing campaign through a major retailer's stores and the legality of disclosure of the success of such test to one person under the fair disclosure rules (Regulation FD) for SEC reporting companies. The Audit Committee developed a series of recommended actions to be voted upon at the April 5, 2001 Board meeting. Upon learning of the Board's decision to reject the Committee's recommendations regarding a management member, we notified the Company and the Audit Committee of our resignation on April 6, 2001, indicating that we had determined we could no longer rely upon management representations.

We had previously advised the Audit Committee that had we been able to issue our report on the annual financial statements for the year ended December 31, 2000, that opinion would have likely been modified to reflect substantial doubt as to the registrant's ability to continue as a going concern.

Very truly yours,


/s/ BDO Seidman, LLP